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Exhibit 10.1

REGISTRATION AGREEMENT
between
HOSPITALITY PROPERTIES TRUST
and
HRPT PROPERTIES TRUST
October 10, 2003

REGISTRATION AGREEMENT

        This Registration Agreement (this "Agreement") is made and entered into as of October 10, 2003 by and between Hospitality Properties Trust, a Maryland real estate investment trust ("HPT"), and HRPT Properties Trust, a Maryland real estate investment trust (the "Shareholder").

        WHEREAS, the Shareholder directly owns the Subject Common Shares (such term and other capitalized terms used in this Agreement being defined in Section 6 below);

        WHEREAS, the Shareholder has advised HPT that it wishes that the Subject Common Shares cease to be restricted securities (within the meaning of Rule 144 under the Securities Act); and

        NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1.
Registration of Common Shares.

        (a)   On or about the date hereof HPT will file a registration statement on Form S-3 to effect the registration of all the Subject Common Shares under the Securities Act for sale or other disposition in accordance with the intended method of disposition stated by the Shareholder. HPT consents to the use of each Prospectus (including any supplemental prospectus) by the Shareholder in connection with the offering and sale of the Subject Common Shares covered by the Registration Statement as in effect from time to time.

        (b)   HPT will use reasonable efforts to effect the registration described in Section 1(a) to permit the sale of the Subject Common Shares in accordance with the intended method or methods of disposition thereof and in accordance with applicable law and regulations.

        (c)   Prior to the use of each Prospectus (including any supplemental prospectus) by the Shareholder in connection with the offering and sale of the Subject Common Shares covered by the Registration Statement as in effect from time to time, the Shareholder shall notify HPT.

        (d)   HPT will promptly notify the Shareholder of:

    (A)
    the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose,

    (B)
    the receipt by HPT of any notification with respect to the suspension of the qualification of the Subject Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or

    (C)
    the existence of any Event which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (e)   The Shareholder shall pay all Registration Expenses in connection with the registration of the Subject Common Shares pursuant to the provisions of this Agreement and in connection with any offer and sale or other disposition thereof.

        (f)    Anything in this Agreement to the contrary notwithstanding, HPT shall not be required to file or furnish, or permit use or continued use of the Registration Statement or any related document if in the good faith judgment HPT or its officers or directors the filing, furnishing or use thereof would result in the disclosure of material information that HPT has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed.

2.
Conditions to Registration.

        (a)   The Shareholder shall execute and deliver to HPT such written undertakings as HPT and its counsel may reasonably request in order to assure full compliance with applicable provisions of the Securities Act and the Exchange Act.

        (b)   Upon receipt of any notice from HPT of the existence of any event of the nature referred to in Section 1(d), the Shareholder will forthwith discontinue disposition of Subject Common Shares until it is advised by HPT that the use of the Prospectus may be resumed.

3.
Representations and Warranties.

        (a)   HPT represents and warrants to the Shareholder that:

            (i)  at the time the Registration Statement and any post-effective amendment thereto (including the filing of HPT's most recent Annual Report on Form 10-K filed with the Commission) becomes effective, the Registration Statement will comply in all material respects with the requirements of the Securities Act and the rules and regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

           (ii)  the Prospectus, at the date thereof and at the time of any amendment or supplement thereto, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

          (iii)  the documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and, when read together with the other information in the Prospectus, at the times specified in clause (i) above, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,

          (iv)  HPT's consolidated financial statements, together with the related schedules and notes thereto, included or incorporated by reference in the Registration Statement and in the Prospectus, comply as to form in all material respects with the requirements of the Securities Act, the Exchange Regulations and the rules and regulations thereunder, and

           (v)  neither HPT nor any of its subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

provided, however, that the representations and warranties in this subsection (a) shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to HPT by or on behalf of the Shareholder specifically for use in preparation of the Registration Statement or the Prospectus.

        (b)   The Shareholder represents and warrants to HPT that

            (i)  at the time the Registration Statement and any post-effective amendment thereto (including the filing of HPT's most recent Annual Report on Form 10-K filed with the Commission) becomes effective, the Registration Statement will not contain an untrue statement of a material fact made or incorporated therein in reliance upon and in conformity with information furnished to HPT by the Shareholder specifically for use in preparation thereof or omit to state a material fact required to be stated therein and which was made or incorporated therein in reliance upon and in conformity with information furnished to HPT by the Shareholder specifically for use in preparation thereof or necessary to make the statements therein made or incorporated therein in reliance upon and in conformity with information furnished to HPT by the Shareholder specifically for use in preparation thereof not misleading, and

           (ii)  the Prospectus, at the date thereof and at the time of any amendment or supplement thereto, will not include an untrue statement of a material fact made or incorporated therein in reliance upon and in conformity with information furnished to HPT by the Shareholder specifically for use in preparation thereof or omit to state a material fact necessary in order to make the statements therein made or incorporated therein in reliance upon and in conformity with information furnished to HPT by the Shareholder specifically for use in preparation thereof, in the light of the circumstances under which they were made, not misleading.

        (c)   All representations and warranties of a party hereto contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the other party hereto (or a controlling Person of such party) or any Person or by or on behalf of such party (or controlling Person).

4.
Indemnification.

        (a)   In the event of the registration of any Subject Common Shares under the Securities Act pursuant to the provisions hereof, HPT will, to the extent permitted by Applicable Law, indemnify and hold harmless the Shareholder and RMR and the trustees, directors, officers, employees, representatives and agents of the Shareholder and RMR, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Subject Common Shares and its trustees, directors, officers, employees, representatives and agents, and each Person, if any, who controls the Shareholder, RMR or any such underwriter, broker or dealer within the meaning of the Securities Act or the Exchange Act (each such person being hereinafter sometimes referred to in this Section 4(a) as an "indemnified person"), from and against any Claims, joint or several, to which such indemnified person may become subject, including without limitation under the Securities Act, the Exchange Act or any state securities or blue sky law, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto or in any preliminary prospectus, or any document incorporated by reference therein, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by such indemnified person in connection with investigating or defending, settling or satisfying any such Claim; provided, however, that HPT will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement, Prospectus, amendment or supplement in reliance upon and in conformity with information furnished to HPT by such indemnified person stating that it is for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such Subject Common Shares by the Shareholder.

        (b)   In the event of the registration of the Subject Common Shares under the Securities Act pursuant to the provisions hereof, the Shareholder will, to the extent permitted by Applicable Law, indemnify and hold harmless HPT and RMR and the trustees, directors, officers, employees, representatives and agents of HPT and RMR, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Subject Common Shares and its trustees, directors, officers, employees, representatives and agents, and each Person, if any, who controls HPT, RMR or any such underwriter, broker or dealer within the meaning of the Securities Act or the Exchange Act (each such person being hereinafter sometimes referred to in this Section 4(b) as an "indemnified person"), against any Claims, joint or several, to which such indemnified person may become subject, including without limitation under the Securities Act, the Exchange Act or any state securities or blue sky law, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated therein in reliance upon and in conformity with information furnished to HPT by the Shareholder specifically stating that it is for use in preparation thereof, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by HPT or such indemnified person in connection with investigating or defending, settling or satisfying any such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such Subject Common Shares by the Shareholder.

        (c)   If the indemnification provided for in Section 4(a) or 4(b) is unavailable, because prohibited or restricted by Applicable Law, to a party that would have been an indemnified party under either such Section in respect of any Claims referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statement or omission which resulted in such Claims, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. HPT and the Shareholder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(c).

        (d)   The amount paid or payable by an indemnified party as a result of the Claims referred to in this Section shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim.

        (e)   No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (f)    Indemnification similar to that specified in the preceding provisions of this Section 4 (with appropriate modifications) shall be given by HPT and the Shareholder with respect to any required registration or other qualification of Subject Common Shares under any Applicable Law other than the Securities Act.

5.
Termination of Registration Obligations.

        (a)   The obligations of HPT to the Shareholder with respect to the Registration Statement shall continue until released by the Shareholder or the Shareholder sells all of the Subject Common Shares or, if earlier, until either the Shareholder or HPT notifies the other that it is terminating its rights and obligations under this Agreement.

        (b)   The indemnification and contributions provisions of Section 4 shall survive any termination of HPT's obligations pursuant to this Section. All representations and warranties contained in this Agreement shall survive any such termination and any sale or other disposition of Subject Common Shares.

6.
Definitions.

        As used herein, unless the context otherwise requires, the terms set forth in this Agreement shall have the respective meanings so set forth. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each agreement, notice, certificate, communication, opinion or other document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto.

        "Agreement" is defined in the Preamble.

        "Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state Laws, to which the Person in question is subject or by which it or any of its business or operations is subject or any of its property is bound.

        "Authority" shall mean any governmental or quasi-governmental authority, whether executive, legislative, judicial, administrative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, board, body, branch, bureau or comparable agency or Entity, commission, corporation, court, department, instrumentality, mediator, panel, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

        "Claims" shall mean, with respect to any Person, any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties of or against such Person, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

        "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of HPT.

        "Commission" shall mean the Securities and Exchange Commission or any successor Authority.

        "Entity" shall mean any corporation, firm, unincorporated organization, association, partnership, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

        "Event" shall mean the existence or occurrence of any act, action, activity, circumstances, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

        "HPT" is defined in the Preamble.

        "Law" shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ of any Authority, domestic or foreign; (b) the common law, or other legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation.

        "Legal Action" shall mean, with respect to any Person, any and all litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Authority or suits, at law or in arbitration, equity or admiralty, whether or not purported to be brought on behalf of such Person, affecting such Person or any of such Person's business, property or assets.

        "Person" shall mean any natural individual or any Entity.

        "Prospectus" shall mean any prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Subject Common Shares covered by the Registration Statement and by all other amendments and supplements to the prospectus, including each preliminary prospectus and post-effective amendments and all material incorporated by reference in such prospectus.

        "Registration Expenses" shall mean all (or where appropriate any one or more) of the following:

        (a)   all registration and filing fees;

        (b)   the fees and expenses incurred in connection with the listing of the Subject Common Shares;

        (c)   fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel in connection with blue sky and state securities qualifications of the Subject Common Shares);

        (d)   printing and delivery expenses;

        (e)   reasonable fees and disbursements of counsel for HPT and the Shareholder;

        (f)    reasonable fees and disbursements of all independent public accountants of HPT and the Shareholder;

        (g)   discounts, commissions, fees and disbursements of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Subject Common Shares;

        (h)   fees and expenses of other Persons, including any experts, reasonably retained by HPT after notice to the Shareholder;

        (i)    the cost of providing any CUSIP or other identification numbers for the Common Shares

        (j)    any transfer taxes imposed on the transfer of the Subject Common Shares; and

        (k)   all other costs and expenses normally associated with the public sale of securities.

        "RMR" shall mean Reit Management & Research LLC, and any successor thereto as HPT's investment manager.

        "Registration Statement" shall mean the registration statement of HPT on Form S-3 which covers Subject Common Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments, including post-effective amendments to such registration statement, and supplements to such Prospectus and all exhibits and all material incorporated by reference in such registration statement.

        "Securities Act" shall mean the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

        "Shareholder" is defined in the Preamble.

        "Subject Common Shares" shall mean (a) the 4,000,000 Common Shares beneficially owned by the Shareholder on the date of this Agreement, and (b) all Common Shares or other equity securities of HPT derived from the Common Shares described in part (a) of this definition, whether as a result of merger, consolidation, stock split, stock dividend, stock distribution, stock combination, recapitalization or similar event.

7.
Miscellaneous.

        (a)    Parties.    This Agreement shall inure to the benefit of and be binding upon HPT and the Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person, other than those referred to in Section 4 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said Persons referred to in Section 4 and their heirs and legal representatives, and for the benefit of no other Person. No purchaser of Subject Common Shares shall be deemed to be a successor by reason merely of such purchase.

        (b)    Specific Performance; Other Rights and Remedies.    Each party recognizes and agrees that the other parties' remedies at law for any breach of the provisions of this Agreement would be inadequate and agrees that for breach of such provisions, each such party shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting any party from pursuing any other remedies available to it for such breach or threatened breach, including without limitation the recovery of damages.

        (c)    Expenses.    The Shareholder shall pay all expenses incident to the negotiation, preparation, performance and enforcement of this Agreement (including the reasonable fees and expenses of counsel, accountants and other consultants, advisors and representatives for all activities of HPT and the Shareholder undertaken pursuant to this Agreement), except to the extent otherwise specifically set forth in this Agreement.

        (d)    Entire Agreement.    This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, understandings, inducements, representations and negotiations, expressed or implied, oral or written, between them as to such subject matter.

        (e)    Waivers; Amendments.    Notwithstanding anything in this Agreement to the contrary, amendments to and modifications of this Agreement may be made, required consents and approvals may be granted, compliance with any term, covenant, agreement, condition or other provision set forth herein may be omitted or waived, either generally or in a particular instance and either retroactively or prospectively with, but only with, the written consent of HPT and the Shareholder.

        (f)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.

Notices to HPT shall be directed to it at 400 Centre Street, Newton, Massachusetts 02158, Attention: Mark L. Kleifges, Treasurer, and notices to the Shareholder shall be directed to it at 400 Centre Street, Newton, Massachusetts 02158, Attention: John C. Popeo, Treasurer.

        (g)    Severability.    If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case, except when such reformation and construction could operate as an undue hardship on either party, or constitute a substantial deviation from the general intent and purpose of such party as reflected in this Agreement. The parties shall endeavor in good faith negotiations to replace the invalid, inoperative, illegal or unenforceable provisions with valid, operative, legal and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, inoperative, illegal or unenforceable provisions.

        (h)    Counterparts.    This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all the parties hereto. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

        (i)    Section Headings.    The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        (j)    Governing Law.    The validity, interpretation, construction and performance of this Agreement shall be governed by the applicable laws of the United States of America and the domestic substantive laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

        (k)    Further Acts.    Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such agreements, assignments, instruments, other documents and assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

        (l)    THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING HPT, DATED AUGUST 21, 1995, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO (THE "HPT DECLARATION"), IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME "HOSPITALITY PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE HPT DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT. ALL PERSONS DEALING WITH HPT, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

        (m)  THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING THE SHAREHOLDER, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO (THE "HRP DECLARATION"), IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE HRP DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SHAREHOLDER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE SHAREHOLDER. ALL PERSONS DEALING WITH THE SHAREHOLDER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE SHAREHOLDER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

[Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of October 10, 2003.

HOSPITALITY PROPERTIES TRUST
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer and Chief Financial Officer
HRPT PROPERTIES TRUST
By:	/s/ JOHN C. POPEO John C. Popeo Treasurer and Chief Financial Officer

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REGISTRATION AGREEMENT